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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 and 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report:
                                 APRIL 13, 1995



                                  BKLA BANCORP


                 State or other jurisdiction of incorporation:
                                   CALIFORNIA

                            Commission File Number:
                                    0-12851

                      IRS Employer Identification Number:
                                   95-3840703

                    Address of Principal executive offices:
         8901 SANTA MONICA BOULEVARD, WEST HOLLYWOOD, CALIFORNIA  90069

                         Registrant's telephone number:
                                 (310) 550-8900


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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Item 1.          Changes in Control of Registrant.

                 The new controlling interest of BKLA Bancorp ("BKLA") is Investors Banking Corporation ("IBC"), a bank holding company located in Salem, Oregon. The prior controlling persons of BKLA were Arlen H. Andelson, Sherman Andelson, Mary Anne Chalker, Irving Fuller, and Warner G. Scharff, collectively. On March 29, 1995, IBC made a capital infusion in the amount of $3,028,509.00 through the purchase of 2,019,006 units of securities ("Unit"). Each Unit was comprised of two shares of BKLA's Common Stock, no par value ("Common Stock"), and one warrant, exercisable for three years after issuance, to purchase Common Stock at $.75 per share. On March 30, 1995, a second capital infusion occurred whereby IBC purchased an additional 346,874 Units for $520,311.00. As a result of the two capital infusion transactions on March 29 , 1995 and March 30, 1995, IBC purchased 4,731,760 shares of Common Stock representing 79% of the total shares issued and outstanding as of March 31, 1995. The ownership of these voting securities is the basis of control. The amount and source of consideration was $3,548,820.00 in cash for 2,365,880 Units. There were no loans or pledges obtained by IBC for the purpose of acquiring control of BKLA.

                 There are no arrangements or understandings among the former control group and its associates on the one hand, and IBC. The only other matter that has been agreed to is that an offering of rights (Rights Offering) to purchase Common Stock for the Company's shareholders other than IBC. The Rights Offering will allow the Company's shareholders, other than IBC, to increase their collective ownership in the Company to approximately 45%. IBC will purchase any securities not purchased by the other shareholders up to a maximum of $2,000,000.00.

Item 2.          Acquisition or Disposition of Assets

                 None

Item 3.          Bankruptcy or Receivership

                 None

Item 4.          Changes in Registrant's Certifying Accountant

                 None





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Item 5.          Other Events

                 None

Item 6.          Resignations of Registrant's Directors

                 None

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

                 a and b.                  Financial Statements

                                           None

                 c.                        Exhibits

                                           None

Item 8.          Change in Fiscal Year

                 None





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BKLA BANCORP



April 12, 1995                               By:  /s/ M.J. Burford
                                                _____________________
                                                M.J. Burford
                                                Chairman of the Board
                                                and Chief Executive Officer





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